            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-five billion, forty-five million (35,045,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-five million forty-five thousand dollars ($35,045,000), as listed below:

                                                  Class A       Class B      Class C      Class I      Class Y
                   Series                          Shares        Shares       Shares       Shares       Shares
                   ------                      -------------  -----------  -----------  -----------  -----------
The Hartford Advisers Fund                       375,000,000  175,000,000  110,000,000           --  100,000,000
The Hartford Balanced Income Fund                200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Capital Appreciation Fund           570,000,000  175,000,000  220,000,000   50,000,000   50,000,000
The Hartford Capital Appreciation II Fund        200,000,000  200,000,000  200,000,000   50,000,000  200,000,000
The Hartford Capital Preservation Fund           285,000,000   75,000,000  200,000,000           --  100,000,000
The Hartford Checks and Balances Fund            200,000,000  200,000,000  200,000,000           --           --
The Hartford Disciplined Equity Fund             125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Dividend and Growth Fund            325,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Equity Income Fund                  125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Floating Rate Fund                  800,000,000  200,000,000  800,000,000  250,000,000  200,000,000
The Hartford Focus Growth Fund                   125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Fundamental Growth Fund             125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Global Communications Fund          125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Global Financial Services Fund      125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Global Growth Fund                  125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Global Health Fund                  125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Global Technology Fund              125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford High Yield Fund                     125,000,000   75,000,000   50,000,000   50,000,000   50,000,000

                                                  Class A       Class B      Class C      Class I      Class Y
                   Series                          Shares        Shares       Shares       Shares       Shares
                   ------                      -------------  -----------  -----------  -----------  -----------
The Hartford High Yield Municipal Bond Fund      200,000,000  200,000,000  200,000,000   50,000,000           --
The Hartford Income Fund                         125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Inflation Plus Fund                 155,000,000  105,000,000   90,000,000   50,000,000   50,000,000
The Hartford International Growth Fund           125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford International Opportunities Fund    125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford International Small Company Fund    125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford LargeCap Growth Fund                200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford MidCap Fund                         225,000,000   75,000,000  110,000,000           --   50,000,000
The Hartford MidCap Growth Fund                  200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford MidCap Value Fund                   125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Money Market Fund                 1,200,000,000  500,000,000  500,000,000           --  500,000,000
The Hartford Principal Protection Fund           125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Retirement Income Fund              200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Select MidCap Growth Fund           200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Select MidCap Value Fund            200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Select SmallCap Growth Fund         200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Select SmallCap Value Fund          200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Short Duration Fund                 125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Small Company Fund                  125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Stock Fund                          125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Strategic Income Fund               200,000,000  200,000,000  200,000,000   50,000,000           --
The Hartford Tax-Free California Fund            125,000,000   75,000,000   50,000,000           --   50,000,000

                                                  Class A       Class B      Class C      Class I      Class Y
                   Series                          Shares        Shares       Shares       Shares       Shares
                   ------                      -------------  -----------  -----------  -----------  -----------
The Hartford Tax-Free New York Fund              125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Target Retirement 2010 Fund         200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Target Retirement 2020 Fund         200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Target Retirement 2030 Fund         200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Total Return Bond Fund              125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Value Fund                          125,000,000   75,000,000   50,000,000   50,000,000   50,000,000

                                                 Class A      Class B     Class C     Class D      Class I     Class Y
                   Series                         Shares      Shares      Shares       Shares      Shares      Shares
                   ------                      -----------  ----------  ----------  -----------  ----------  ----------
The Hartford Equity Growth Allocation Fund     100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford Growth Allocation Fund            100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford Balanced Allocation Fund          100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford Conservative Allocation Fund      100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford Income Allocation Fund            100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000

                                                 Class A      Class B     Class C     Class D      Class I     Class Y
                   Series                         Shares      Shares      Shares       Shares      Shares      Shares
                   ------                      -----------  ----------  ----------  -----------  ----------  ----------
The Hartford DCA Money Fund Series I                                                300,000,000
The Hartford DCA Money Fund Series II                                               300,000,000
The Hartford DCA Money Fund Series III                                              300,000,000
The Hartford DCA Money Fund Series IV                                               300,000,000
The Hartford DCA Money Fund Series V                                                300,000,000

                                                Class R3    Class R4    Class R5
                   Series                        Shares      Shares      Shares
                   ------                      ----------  ----------  ----------
The Hartford Advisers Fund                     50,000,000  50,000,000  50,000,000
The Hartford Capital Appreciation Fund         50,000,000  50,000,000  50,000,000
The Hartford Capital Appreciation II Fund      50,000,000  50,000,000  50,000,000
The Hartford Disciplined Equity Fund           50,000,000  50,000,000  50,000,000
The Hartford Dividend and Growth Fund          50,000,000  50,000,000  50,000,000
The Hartford Equity Income Fund                50,000,000  50,000,000  50,000,000
The Hartford Floating Rate Fund                50,000,000  50,000,000  50,000,000
The Hartford Global Health Fund                50,000,000  50,000,000  50,000,000
The Hartford Global Leaders Fund               50,000,000  50,000,000  50,000,000
The Hartford High Yield Fund                   50,000,000  50,000,000  50,000,000
The Hartford Inflation Plus Fund               50,000,000  50,000,000  50,000,000
The Hartford International Capital
   Appreciation Fund                           50,000,000  50,000,000  50,000,000
The Hartford International Opportunities Fund  50,000,000  50,000,000  50,000,000
The Hartford Money Market Fund                 50,000,000  50,000,000  50,000,000
The Hartford Small Company Fund                50,000,000  50,000,000  50,000,000
The Hartford Stock Fund                        50,000,000  50,000,000  50,000,000
The Hartford Total Return Bond Fund            50,000,000  50,000,000  50,000,000
The Hartford Value Fund                        50,000,000  50,000,000  50,000,000
The Hartford Retirement Income Fund            50,000,000  50,000,000  50,000,000
The Hartford Target Retirement 2010 Fund       50,000,000  50,000,000  50,000,000
The Hartford Target Retirement 2020 Fund       50,000,000  50,000,000  50,000,000
The Hartford Target Retirement 2030 Fund       50,000,000  50,000,000  50,000,000
The Hartford Equity Growth Allocation Fund     50,000,000  50,000,000  50,000,000
The Hartford Growth Allocation Fund            50,000,000  50,000,000  50,000,000
The Hartford Balanced Allocation Fund          50,000,000  50,000,000  50,000,000
The Hartford Conservative Allocation Fund      50,000,000  50,000,000  50,000,000
The Hartford Income Allocation Fund            50,000,000  50,000,000  50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty-five billion, one hundred forty-five million (35,145,000,000) shares, with an aggregate par value of thirty five million one hundred forty-five thousand dollars ($35,145,000), as classified below:

                                                  Class A       Class B      Class C      Class I      Class Y
                   Series                          Shares        Shares       Shares       Shares       Shares
                   ------                      -------------  -----------  -----------  -----------  -----------
The Hartford Advisers Fund                       375,000,000  175,000,000  110,000,000           --  100,000,000
The Hartford Balanced Income Fund                200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Capital Appreciation Fund           570,000,000  175,000,000  220,000,000   50,000,000   50,000,000
The Hartford Capital Appreciation II Fund        200,000,000  200,000,000  200,000,000   50,000,000  200,000,000
The Hartford Capital Preservation Fund           285,000,000   75,000,000  200,000,000           --  100,000,000
The Hartford Checks and Balances Fund            200,000,000  200,000,000  200,000,000           --           --
The Hartford Disciplined Equity Fund             125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Dividend and Growth Fund            325,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Equity Income Fund                  125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Floating Rate Fund                  800,000,000  200,000,000  800,000,000  250,000,000  200,000,000
The Hartford Focus Growth Fund                   125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Fundamental Growth Fund             125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Global Communications Fund          125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Global Financial Services Fund      125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Global Growth Fund                  125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Global Health Fund                  125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Global Technology Fund              125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford High Yield Fund                     125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford High Yield Municipal Bond Fund      200,000,000  200,000,000  200,000,000   50,000,000           --
The Hartford Income Fund                         125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Inflation Plus Fund                 155,000,000  105,000,000   90,000,000   50,000,000   50,000,000
The Hartford International Growth Fund           125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford International Opportunities Fund    125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford International Small Company Fund    125,000,000   75,000,000   50,000,000   50,000,000   50,000,000

                                                  Class A       Class B      Class C      Class I      Class Y
                   Series                          Shares        Shares       Shares       Shares       Shares
                   ------                      -------------  -----------  -----------  -----------  -----------
The Hartford LargeCap Growth Fund                200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford MidCap Fund                         225,000,000   75,000,000  110,000,000           --   50,000,000
The Hartford MidCap Growth Fund                  200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford MidCap Value Fund                   125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Money Market Fund                 1,200,000,000  500,000,000  500,000,000           --  500,000,000
The Hartford Principal Protection Fund           125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Retirement Income Fund              200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Select MidCap Growth Fund           200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Select MidCap Value Fund            200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Select SmallCap Growth Fund         200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Select SmallCap Value Fund          200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Short Duration Fund                 125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Small Company Fund                  125,000,000   75,000,000   50,000,000   50,000,000   50,000,000
The Hartford Stock Fund                          125,000,000   75,000,000   50,000,000           --   50,000,000

THE HARTFORD STRATEGIC INCOME FUND               200,000,000  200,000,000  200,000,000   50,000,000   50,000,000

The Hartford Tax-Free California Fund            125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Tax-Free New York Fund              125,000,000   75,000,000   50,000,000           --   50,000,000
The Hartford Target Retirement 2010 Fund         200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Target Retirement 2020 Fund         200,000,000  200,000,000  200,000,000           --  200,000,000
The Hartford Target Retirement 2030 Fund         200,000,000  200,000,000  200,000,000           --  200,000,000

THE HARTFORD TOTAL RETURN BOND FUND              125,000,000   75,000,000   50,000,000   50,000,000  100,000,000

The Hartford Value Fund                          125,000,000   75,000,000   50,000,000   50,000,000   50,000,000

                                                 Class A      Class B     Class C     Class D      Class I     Class Y
                   Series                         Shares      Shares      Shares       Shares      Shares      Shares
                   ------                      -----------  ----------  ----------  -----------  ----------  ----------
The Hartford Equity Growth Allocation Fund     100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford Growth Allocation Fund            100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford Balanced Allocation Fund          100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford Conservative Allocation Fund      100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford Income Allocation Fund            100,000,000  50,000,000  50,000,000   50,000,000  50,000,000  50,000,000
The Hartford DCA Money Fund Series I                                                300,000,000
The Hartford DCA Money Fund Series II                                               300,000,000
The Hartford DCA Money Fund Series III                                              300,000,000
The Hartford DCA Money Fund Series IV                                               300,000,000
The Hartford DCA Money Fund Series V                                                300,000,000

                                                Class R3    Class R4    Class R5
                   Series                        Shares      Shares      Shares
                   ------                      ----------  ----------  ----------
The Hartford Advisers Fund                     50,000,000  50,000,000  50,000,000
The Hartford Capital Appreciation Fund         50,000,000  50,000,000  50,000,000
The Hartford Capital Appreciation II Fund      50,000,000  50,000,000  50,000,000
The Hartford Disciplined Equity Fund           50,000,000  50,000,000  50,000,000
The Hartford Dividend and Growth Fund          50,000,000  50,000,000  50,000,000
The Hartford Equity Income Fund                50,000,000  50,000,000  50,000,000
The Hartford Floating Rate Fund                50,000,000  50,000,000  50,000,000
The Hartford Global Health Fund                50,000,000  50,000,000  50,000,000
The Hartford Global Leaders Fund               50,000,000  50,000,000  50,000,000
The Hartford High Yield Fund                   50,000,000  50,000,000  50,000,000
The Hartford Inflation Plus Fund               50,000,000  50,000,000  50,000,000
The Hartford International Capital
   Appreciation Fund                           50,000,000  50,000,000  50,000,000
The Hartford International Opportunities Fund  50,000,000  50,000,000  50,000,000
The Hartford Money Market Fund                 50,000,000  50,000,000  50,000,000
The Hartford Small Company Fund                50,000,000  50,000,000  50,000,000
The Hartford Stock Fund                        50,000,000  50,000,000  50,000,000
The Hartford Total Return Bond Fund            50,000,000  50,000,000  50,000,000
The Hartford Value Fund                        50,000,000  50,000,000  50,000,000
The Hartford Retirement Income Fund            50,000,000  50,000,000  50,000,000
The Hartford Target Retirement 2010 Fund       50,000,000  50,000,000  50,000,000
The Hartford Target Retirement 2020 Fund       50,000,000  50,000,000  50,000,000

                                                Class R3    Class R4    Class R5
                   Series                        Shares      Shares      Shares
                   ------                      ----------  ----------  ----------
The Hartford Target Retirement 2030 Fund       50,000,000  50,000,000  50,000,000
The Hartford Equity Growth Allocation Fund     50,000,000  50,000,000  50,000,000
The Hartford Growth Allocation Fund            50,000,000  50,000,000  50,000,000
The Hartford Balanced Allocation Fund          50,000,000  50,000,000  50,000,000
The Hartford Conservative Allocation Fund      50,000,000  50,000,000  50,000,000
The Hartford Income Allocation Fund            50,000,000  50,000,000  50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on August 8, 2007 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional Class Y Shares to existing series of THE HARTFORD STRATEGIC INCOME FUND AND THE HARTFORD TOTAL RETURN BOND FUND.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Jill G. Powilatis, its Assistant Secretary, this 15th day of August 2007.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ---------------------------
                                            Edward P. Macdonald
                                            Vice President


Attest:


/s/ Jill G. Powilatis
---------------------
Jill G. Powilatis
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        -------------------------------
                                        Edward P. Macdonald
                                        Vice President